Exhibit 99.3

Exhibit A

VOTING AGREEMENT

VOTING AGREEMENT, dated as of April 24, 2006 (this “Agreement”), among the stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), Manugistics Group, Inc., a Delaware corporation (the “Company”) and JDA Software Group, Inc., a Delaware corporation (the “Parent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, as of the date hereof, the Stockholders own of record and beneficially (within the meaning of Rule 13d-3 of the Exchange Act) the shares of capital stock of the Company set forth on Schedule A hereto (the “Shares”);.

WHEREAS, concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, a subsidiary of Parent will be merged with and into the Company, and the Company will be the surviving corporation (the “Merger”); and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders agree, and in order to induce Parent to enter into the Merger Agreement the Stockholders are willing, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

Section 1.               Agreement to Vote Shares.

(a)           Each Stockholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, such Stockholder shall (a) when a meeting of the Company’s stockholders is held, appear at such meeting (in person or by proxy) or otherwise cause all Shares and any New Shares (as defined below) to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby; (ii) against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement, (iii) against any proposal that would reasonably lead to or result in the conditions of Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled; (iv) against any Takeover Proposal from any party other than Parent or an affiliate of Parent; and (v) against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company (each item set forth in the foregoing clauses (i) through (v), a “Proposed Matter”) at every meeting of stockholders of Company called with respect to any Proposed Matter (and at every postponement or adjournment thereof). Prior to the termination of this Agreement, each Stockholder covenants and agrees not to enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement. The provisions of this Section 1 shall apply to all Shares and New Shares owned by each Stockholder as of the record date for the vote on any Proposed Matter.

(b)           Each Stockholder further agrees that, until the termination of this Agreement, (Y) such Stockholder will not, and will not permit any entity under such Stockholder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (B) initiate a stockholders’ vote with respect to an Opposing Proposal or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For the purposes of this Agreement, an “Opposing Proposal” means any action or proposal described in clauses (ii) through (iv) of Section 1.

(c)           New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. “New Shares” means:

(i)            any shares of capital stock or voting securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase shares of Company Common Stock or otherwise) after the date of this Agreement and prior to the termination of this Agreement; and

(ii)           any shares of capital stock or voting securities of the Company that Stockholder becomes the beneficial owner of as a result of any change in Company Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting Company Common Stock.

Section 2.               Irrevocable Proxy. Each Stockholder has delivered to Parent a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”), such Proxy covering the issued and outstanding Shares and all issued and outstanding New Shares in respect of which such Stockholder is the record holder and is entitled to vote at each meeting of the stockholders of the Company (including, without limitation, each written consent in lieu of a meeting) prior to the termination of this Agreement. Upon the execution of this Agreement by such Stockholder, such Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder with respect to voting of the Shares on the matters referred to in Section 1 and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares on the matters referred to in Section 1 until after the Expiration Date. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the Proxy. Each Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement, and that such Proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Except as otherwise provided for herein, each Stockholder hereby (i) affirms that the Proxy is coupled with an interest and may under no circumstances be revoked prior to the Expiration Date, (ii) ratifies and confirms all that the Proxies appointed hereunder may lawfully do or cause to be done by virtue hereof, and (iii) affirms that such Proxy is executed and intended to be irrevocable to the extent permitted by the provisions of Section 212 of the Delaware General Corporation Law. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. Notwithstanding any other provisions of this Agreement, the Proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

Section 3.               Transfer of Shares.

(a)           Until this Agreement is terminated, each Stockholder covenants and agrees that such Stockholder will not directly or indirectly (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares or New Shares, (ii) deposit any of the Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or New Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) enter into any contract, option, agreement, commitment, understanding or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, pledge, encumbrance or other disposition of any Shares or New Shares (each, a “Transfer”). Any Transfer or purported Transfer of share of Company Common Stock in violation of the foregoing restricts shall be null and void.

(b)           Each Stockholder agrees to submit to the Company contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares and upon delivery of such certificates representing the New Shares, as soon as possible thereafter, so that the Company may place thereon a legend referring to the transfer restrictions set forth in this Agreement.

(c)           Permitted Transfers. Section 3(a) shall not prohibit a transfer of Shares or New Shares by a Stockholder (i) upon the death of such Stockholder, interspousal disposition, (ii) for tax or estate planning or charitable gift or if such Stockholder is a partnership or limited liability company, to one or more partners or members of such Stockholder to an affiliated corporation under common control with such Stockholder; provided, however, that a transfer referred to in this Section 3(c) shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a Proxy to Parent in substantially the form of the Proxy attached hereto.

Section 4.               Representations and Warranties of the Stockholders. Each Stockholder on his or her own behalf hereby severally represents and warrants to Parent with respect to such Stockholder and such Stockholder’s ownership of the Shares as follows:

(a)           Ownership of Shares. The Stockholder beneficially owns all of the Shares and rights to Shares as set forth on Schedule A hereto and has good and marketable title to such Shares, free and clear of any claims, liens, options, charges, proxies, voting trusts, agreements, rights, understandings, arrangements, encumbrances or security interests. The Stockholder owns no shares of Company Common Stock other than the Shares as set forth on Schedule A hereto.

The Stockholder and/or its affiliates have sole voting power, without restrictions, with respect to all of the Shares. The Stockholder’s principal residence or place of business is accurately set forth on the Stockholder’s signature page hereto.

(b)           Power, Binding Agreement. The Stockholder has the legal capacity and all requisite power and authority to enter into and perform all of his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(c)           No Conflicts. The execution and delivery of this Agreement do not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder, the Shares, the New Shares or any of the Stockholder’s properties or assets. Except as expressly contemplated hereby, the Stockholder is not a party to, and the Shares are not (and the New Shares will not be) subject to or bound in any manner by, any contract or agreement relating to the Shares or the New Shares, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders’ agreement, partnership agreement or voting trust. Except for the expiration or termination of the waiting period under the HSR Act and informational filings with the Securities and Exchange Commission, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

Section 5.               Termination. This Agreement shall terminate upon the earlier to occur of (a) such date and time as the Merger Agreement shall have been terminated in accordance with its terms (b) an amendment to the Merger Agreement in a manner that reduces the aggregate consideration to be paid to any Stockholder upon consummation of the Merger or changes the nature of the consideration in any way other than a change that does not change the amount of the cash consideration, and (c) the Effective Time.

Section 6.               Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as an owner of such Stockholder’s respective Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in such Stockholder’s capacity as an officer or director of the Company to the extent permitted by the Merger Agreement, or as an officer or a director of any third party.

Section 7.               Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Stockholder agrees that, in the event of any breach or threatened breach by such Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7, and each Stockholder irrevocably waives any right such Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 8.               Miscellaneous.

(a)           Entire Agreement. This Agreement and the Merger Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b)           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, provided that, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(c)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(d)           Counterparts. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(e)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

(i)            if to a Stockholder to the address set forth on the respective signature page of this Agreement;

(ii)           if to Parent to:

JDA Software Group, Inc.

14400 N. 87th Street

Scottsdale, AZ 85260-3649

Attn:  G. Michael Bridge

Facsimile: (480) 308-3001

with a copy to:

DLA Piper Rudnick Gray Cary US LLP

1221 S. MoPac Expressway, Suite 400
Austin, TX  78746-6875

Attn:  Paul Hurdlow, Esq.

Facsimile: (512) 457-7001

(iii)          if to the Company to:

Manugistics Group, Inc.

9715 Key West Avenue

Rockville, MD 20850

Attn: Joseph L. Cowan

Facsimile: (301) 255-5370

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

Park Avenue Tower
75 E. 55th Street
New York, NY 10022

Attn: Luke P. Iovine, III, Esq.

Facsimile: (212) 230-7649

(f)            No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

(g)           Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this Agreement to any direct or indirect wholly owned subsidiary of Parent without the consent of the Company or the Stockholders. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(h)           Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

(i)            Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(e). Nothing in this Section 10(i), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(j)            WAIVER OF JURY TRIAL. EACH OF PARENT, THE COMPANY AND EACH STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, THE COMPANY OR EACH STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(k)           No Survival. The representation and warranties contained in the Agreement shall not survive the termination of this Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

MANUGISTICS GROUP, INC.

By:
Joseph L. Cowan
Chief Executive Officer

JDA SOFTWARE GROUP, INC.

By:
Hamish N. Brewer
President

(Signature Page to Voting Agreement)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.

(Signature of Stockholder)

(Print name of Stockholder)

Address:

Facsimile:

SCHEDULE A

Stockholder	Certificate Number	Number of Shares of Common Stock Owned	Number Shares of Company Common Stock issuable upon exercise of outstanding options warrants or other rights

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

MANUGISTICS GROUP, INC.

The undersigned stockholder of Manugistics Group, Inc., a Delaware corporation ( the “Company”), hereby irrevocably appoints the members of the Board of Directors of JDA Software Group, Inc., a Delaware corporation (“Parent”), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the issued and outstanding shares of capital stock of the Company that now are owned of record by the undersigned (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Parent, Stanley Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, which Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date of termination of the Merger Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement.

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting:

(a)           in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby;

(b)           against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement;

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(c)           against any proposal that would reasonably lead to, result in the conditions of Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled;

(d)           against any Takeover Proposal from any party other than Parent or an affiliate of Parent; and

(e)           Against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

(Remainder of page intentionally left blank)

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This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: April    , 2006

(Signature of Stockholder)

(Print name of Stockholder)

                       shares of Company Common Stock owned on the date hereof:

                       shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights.

(Signature Page to Irrevocable Proxy)

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: April    , 2006

(Print name of Stockholder)

(Signature of Stockholder)

(Print name of signatory)

(Print title of signatory)

                          shares of Company Common Stock owned on the date hereof:

                          shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights.

(Signature Page to Irrevocable Proxy)